Note 32 - Subsequent Events	12 Months Ended
Jun. 30, 2022
Statement Line Items [Line Items]
Disclosure of events after reporting period [text block]
32.	Subsequent events

On July 1, 2022, the ex-solar operations of Kenshaw Solar (formerly J.A. Martin Electrical PTY Limited) were sold to ARA Electrical Engineering Services Pty Limited. Disposal consideration $6.8 million comprised cash purchase price $3.4 million (A$5.0 million) less working capital adjustment $0.8 million (A$1.2 million). Fair value of contingent consideration $4.5 million applied a contracted 4.5x multiple to year 1 forecast EBITDA of $2.7 million, discounted at 10% to net present value, less purchase price paid. Costs to sell comprised advisory fees of $0.3 million. Net book value of net assets sold was $6.7 million, resulting in gain on disposal of $0.03 million.

On July 29, 2022, the Company entered into a Securities Purchase Agreement to issue and sell, in a registered direct offering directly to an investor, (i) an aggregate of 2,300,000 ordinary shares (the “Shares”), nominal value $0.012 per share, at an offering price of $1.30 per share and (ii) an aggregate of 1,930,770 pre-funded warrants exercisable for Ordinary Shares at an offering price of $1.2999 per Pre-Funded Warrant, for gross proceeds of approximately $5.5 million before deducting the placement agent fee and related offering expenses.

The Pre-Funded Warrants were sold to the Investor whose purchase of Ordinary Shares in the Registered Offering would otherwise result in the Investor, together with its affiliates and certain related parties, beneficially owning more than 4.99% of the Company’s outstanding Ordinary Shares immediately following the consummation of the Registered Offering, in lieu of Ordinary Shares. Each Pre-Funded Warrant represents the right to purchase one Ordinary Share at an exercise price of $0.0001 per share. The Pre-Funded Warrants are exercisable immediately and may be exercised at any time until the Pre-Funded Warrants are exercised in full.

In a concurrent private placement, we agreed to issue to the investor, Series A Warrants exercisable for an aggregate of 4,230,770 Ordinary Shares at an exercise price of $1.30 per share. Each Series A Warrant will be exercisable on February 2, 2023 and will expire on February 2, 2028. The Series A Warrants and the Ordinary Shares issuable upon the exercise of the Series A Warrants were offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder.